UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2026, Kristie L. Colvin notified CenterPoint Energy, Inc. (the “Company”) of her intent to retire from the Company on June 1, 2026. She will retire from her position as Senior Vice President and Chief Accounting Officer of the Company and its affiliated subsidiaries on March 2, 2026, and will transition to an advisory role to support the transition to her successor until her retirement from the Company. Ms. Colvin’s decision to retire is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures.

In connection with Ms. Colvin’s retirement, on February 19, 2026, the Company appointed Russell K. Wright to the position of Vice President and Chief Accounting Officer of the Company and its affiliated subsidiaries, effective March 2, 2026. Mr. Wright, 42, has served as Vice President, Financial Planning and Analysis of the Company since August 2022. Mr. Wright previously served as Interim Chief Accounting Officer of the Company from August 2023 to October 2023, Vice President, Financial Services and Special Projects of the Company from January 2022 to August 2022 and Director of Financial Services of the Company from January 2019 to January 2022. Prior to joining the Company, Mr. Wright was Director of Technical Accounting for McDermott International Inc., a global provider of engineering and construction solutions to the energy industry, from September 2016 to January 2019 and Audit Senior Manager at Deloitte & Touche, LLP, which provides audit and assurance, tax, consulting, and risk and financial advisory services, from September 2013 to September 2016. Mr. Wright is a certified public accountant (CPA).

In connection with his appointment, Mr. Wright will receive a base salary of $330,000 per year and will be eligible to participate in the Company’s compensation and benefits plans and programs for similarly situated executives, including the Company’s change in control plan and incentive plans. The incentive plans include the Company’s Short-Term Incentive Plan (“STI”) and the Long-Term Incentive Plan (“LTI”). His initial target STI award level will be 45% of base salary and his target LTI award level will be 80% of base salary.

The appointment of Mr. Wright was not pursuant to any agreement between Mr. Wright and any other person. There is no family relationship between Mr. Wright and any director or executive officer of the Company, and there are no transactions between Mr. Wright and the Company that are required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 23, 2026	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: February 23, 2026	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: February 23, 2026	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel